CLEARWATER INVESTMENT TRUST

CLEARWATER CORE EQUITY FUND

CLEARWATER SMALL COMPANIES FUND

CLEARWATER TAX-EXEMPT BOND FUND

CLEARWATER INTERNATIONAL FUND

SUPPLEMENT TO THE PROSPECTUS (“PROSPECTUS”)

DATED APRIL 30, 2017, AS SUPPLEMENTED

The date of this Supplement is September 1, 2017

Effective August 10, 2017, each of the Clearwater Core Equity Fund, Clearwater Small Companies Fund, Clearwater Tax-Exempt Bond Fund and Clearwater International Fund may participate in the share auction program offered by ReFlow Fund, LLC.

Accordingly, the Prospectus is amended as follows.

1.	The following is added as the seventh paragraph on page 34 in the section titled “Other Investments and Investment Strategies”:

ReFlow Liquidity Program. Each Fund may participate in the liquidity program offered by ReFlow Fund, LLC (“ReFlow”), which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares (the “ReFlow Liquidity Program”). The ReFlow Liquidity Program provides each Fund with a potential source of cash to meet net shareholder redemptions by standing ready each business day to purchase Fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 28 days) or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. ReFlow will periodically redeem its entire share position in a Fund and request that such redemption be met in kind in accordance with the Fund’s redemption in kind policies described below under “Exchanging and Redeeming Shares.” For the use of the ReFlow Liquidity Program, a Fund pays a fee to ReFlow each time ReFlow purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among funds participating in the ReFlow Liquidity Program. The current minimum fee rate is 0.20% of the value of the Fund shares purchased by ReFlow although a Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of the Fund. ReFlow’s purchases of Fund shares through the ReFlow Liquidity Program are made on an investment-blind basis without regard to the Fund’s investment objective, policies, or anticipated performance. ReFlow purchases are not subject to any investment minimum applicable to such shares. ReFlow is under no obligation to purchase Fund shares. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. The Funds’ investment manager believes that the ReFlow Liquidity Program may assist in stabilizing a Fund’s net assets to the benefit of the Fund and its shareholders. To the extent a Fund’s net assets do not decline, the investment adviser and subadvisers may also benefit.

2.	The following is added as the final sentence of the section titled “Buying Shares—Investment Minimums”:

The minimum investment requirement is waived for the ReFlow Liquidity Program.

3.	The following is added after the section titled “Exchanging and Redeeming Shares—Redemptions by Mail”:

Redemptions in Kind

Although the Funds generally expect to redeem shares in cash, each Fund may, in its discretion, effect redemptions in kind (i.e., pay redemption proceeds consisting of portfolio securities or other non-cash assets), subject to compliance with applicable regulations. The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund’s net asset value.

4.	The following is added as the final sentence of the section titled “Other Things to Know About Share Transactions—Small Account Balances”:

The minimum account size requirement is waived for the ReFlow Liquidity Program.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CLEARWATER INVESTMENT TRUST

CLEARWATER CORE EQUITY FUND

CLEARWATER SMALL COMPANIES FUND

CLEARWATER TAX-EXEMPT BOND FUND

CLEARWATER INTERNATIONAL FUND

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED APRIL 30, 2017, AS SUPPLEMENTED

The date of this Supplement is September 1, 2017

Effective August 10, 2017, each of the Clearwater Core Equity Fund, Clearwater Small Companies Fund, Clearwater Tax-Exempt Bond Fund and Clearwater International Fund may participate in the share auction program offered by ReFlow Fund, LLC.

Accordingly, the SAI is amended as follows.

1.	The following is added as the final sentence of the section titled “HOW ARE SHARES PURCHASED?—Minimum Purchases”:

The minimum investment requirement is waived for the ReFlow Liquidity Program.

2.	The following is added as the final sentence of the section titled “HOW ARE SHARES PURCHASED?—Minimum Account Size”:

The minimum account size requirement is waived for the ReFlow Liquidity Program.

3.	The following is added after the sixth sentence in the first paragraph of the section titled “HOW ARE SHARES REDEEMED?”:

A Fund may also use redemption in kind for certain Fund shares held by ReFlow. The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund’s net asset value.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.